UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008

(Exact name of registrant as specified in its charter)

Florida	0-25681	65-0423422
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11760 U.S. Highway One Suite 200 North Palm Beach, Florida	33408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 630-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(b)	Pro Forma Financial Information.

On February 5, 2008, Bankrate, Inc. (the “Company”) completed the acquisition of certain assets and liabilities of InsureMe, Inc., a Colorado corporation, (“InsureMe”), for $65 million in cash with an additional $20 million in potential cash earn-out payments based on achieving certain performance metrics over the next two years. The Company paid $58,500,000 on February 5, 2008, and $6,500,000 was placed in escrow to satisfy certain indemnification obligations of the InsureMe shareholders, utilizing cash on hand.

The acquisition of InsureMe is herein referred to as the “Acquisition.”

This amendment to the Company’s Current Report on Form 8-K, filed on February 5, 2008, is being filed to provide the required financial statements specified in Item 9.01(a) of Form 8-K (which financial statements are filed as Exhibit 99.1 to this Report and are incorporated herein by reference) and the required unaudited pro forma condensed combined financial information specified in Item 9.01(b) of Form 8-K (which financial information is filed as Exhibit 99.2 to this Report and is incorporated herein by reference). The unaudited pro forma condensed combined financial information is based on the historical financial statements of the Company and InsureMe, after giving effect to the Acquisition. The allocation of the purchase price used to prepare the unaudited pro forma condensed combined financial information is based on preliminary data. The final allocation of the purchase price will be based on the actual intangible and tangible assets that existed at the acquisition date, and any subsequent adjustments thereto.

The unaudited pro forma condensed combined balance sheet as of December 31, 2007 is presented as if the Acquisition occurred on December 31, 2007, and the unaudited pro forma condensed combined income statement for the year ended December 31, 2007 is presented as if the Acquisition occurred on January 1, 2007. The pro forma operating results for the year ended December 31, 2007 are not necessarily indicative of the results that would have been reported had the Acquistion occurred on January 1, 2007, or for any future period.

The unaudited pro forma condensed combined financial statements should be read in conjunction with (i) the historical consolidated financial statements of the Company, and the accompanying notes thereto, included in the Company’s annual report on Form 10-K, filed on March 17, 2008, as of and for the three years ended December 31, 2007, and (ii) the historical financial statements of InsureMe, Inc., and the accompanying notes thereto, as of and for the year ended December 31, 2007, which are included in this Amendment No. 1 to Current report on Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Ehrhardt Keefe Steiner & Hottman PC

99.1	Audited Financial Statements of InsureMe, Inc.

(i) Independent Auditors’ Report
(ii) Balance Sheet as of December 31, 2007 (Audited)
(iii) Statement of Income for the Year Ended December 31, 2007 (Audited)
(iv) Statement of Changes in Stockholders’ Equity for the Year Ended December 31, 2007 (Audited)
(v) Statement of Cash Flows for the Year Ended December 31, 2007 (Audited)
(vi) Notes to Financial Statements (Audited)

99.2	Unaudited Pro Forma Condensed Combined Financial Information

(i) Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2007
(ii) Unaudited Pro Forma Condensed Combined Statement of Income for the Year Ended December 31, 2007
(iii) Notes to Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Date: April 22, 2008	By:	/s/ Edward J. DiMaria
Edward J. DiMaria
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Ehrhardt Keefe Steiner & Hottman PC

99.1	Audited Financial Statements of InsureMe, Inc.

99.2	Unaudited Pro Forma Condensed Combined Financial Information